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                                                                      Exhibit 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                               -------------------

                                    FORM T-1
                               -------------------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                              ---------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)
                               -------------------

                             SUNTRUST BANK, ATLANTA
               (Exact name of trustee as specified in its charter)

25 PARK PLACE, N.E.
SUITE 1100
ATLANTA, GEORGIA                  30303                      58-0466330
(Address of principal           (Zip Code)      (I.R.S. employer identification
executive offices)                                               no.)
                               -------------------

                                 OLGA G. WARREN
                             Suntrust Bank, Atlanta
                               3495 Piedmont Road
                             Building 10, Suite 810
                             Atlanta, Georgia 30305
                                 (404) 240-1942
            (Name, address and telephone number of agent for service)

                               -------------------

                               THE SIMMONS COMPANY

                     Delaware                                    06-1007449

                  (State or other                               (IRS employer
           jurisdiction of incorporation                     identification no.)
                 or organization)

               ONE CONCOURSE PARKWAY
                 ATLANTA, GEORGIA                                   30328
     (Address of principal executive offices)                    (Zip Code)

                               -------------------

                   10-1/4% Series B Senior Subordinated Notes
                     due 2009 to be Registered (Title of the
                              indenture securities)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                               333-
                                                               Registration No.



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1.       General Information.
         --------------------

         Furnish the following information as to the trustee--

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  104 MARIETTA STREET, N.W.
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.

                  Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with obligor.
         --------------------------

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.


16.      list of Exhibits.
         -----------------

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-25463.)





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         (2)      A copy of the certificate of authority of the trustee to
                  commence business. (included in Exhibit 1.)

         (3) A copy of the authorization of the trustee to exercise corporate trust powers. (included in Exhibit 1.)

         (4) A copy of the existing by-laws of the trustee. (included in Exhibit 4 to Form T-1, Registration No. 333-25463.)

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on December 31, 1998.


                                     - 4 -
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                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Suntrust Bank, Atlanta, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 16th day of April, 1999.


                                              SUNTRUST BANK, ATLANTA



                                              By:  /s/ Olga G. Warren
                                                   -----------------------------
                                                       Olga G. Warren
                                                       Vice President



                                     - 5 -
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                              EXHIBIT 1 TO FORM T-1



                             ARTICLES OF ASSOCIATION
                                       OF
                             SUNTRUST BANK, ATLANTA








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                              EXHIBIT 2 TO FORM T-1



                            CERTIFICATE OF AUTHORITY
                                       OF
                             SUNTRUST BANK, ATLANTA
                              TO COMMENCE BUSINESS








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                              EXHIBIT 3 TO FORM T-1



                                  AUTHORIZATION
                                       OF
                             SUNTRUST BANK, ATLANTA
                       TO EXERCISE CORPORATE TRUST POWERS








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                              EXHIBIT 4 TO FORM T-1



                                     BY-LAWS
                                       OF
                             SUNTRUST BANK, ATLANTA











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                              EXHIBIT 6 TO FORM T-1



                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of 10 1/4% Series B Senior Subordinated Notes due 2009 of The Simmons Company, SunTrust Bank, Atlanta hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                                  SUNTRUST BANK, ATLANTA

                                                  By:  /s/ Olga G. Warren
                                                    ---------------------------
                                                           Olga G. Warren
                                                           Vice President









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                              EXHIBIT 7 TO FORM T-1



                               REPORT OF CONDITION






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


SUNTRUST BANK ATLANTA                                 Call Date:        12/31/98             State #:        130330        FFIEC
031
P.O. BOX 4418 CENTER 632                              Vendor ID:        D                     Cert #:        00867           RC-1
ATLANTA, GA 30302                                     Transit #:        61000104

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.
C400
SCHEDULE RC - BALANCE SHEET
                                                                                                         DOLLAR AMOUNTS IN THOUSANDS
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.   Cash and balances due from depository institutions (from Schedule RC-A):                                RCFD
                                                                                                             ----
     a.  Noninterest-bearing balances and currency and coin (1)_____________________________________________  0081       1,339,046
     1.a
     b.  Interest-bearing balances (2)______________________________________________________________________  0071           5,142
     1.b
2.   Securities:
     a.  Held-to-maturity securities (from Schedule RC-B, column A)_________________________________________  1754               0
     2.a
     b.  Available-for-sale securities (from Schedule RC-B, column D)_______________________________________  1773       3,225,581
     2.b
3.   Federal funds sold and securities purchased under agreements to resell_________________________________  1350       1,217,838
     3.
4.   Loans and lease financing receivables:                                             RCFD
                                                                                        ----
     a.  Loans and leases, net of unearned income (from Schedule RC-C)_________________  2122     13,046,097
     4.a
     b.  LESS: Allowance for loan and lease losses_____________________________________  3123        138,028
     4.b
     c.  LESS: Allocated transfer risk reserve_________________________________________  3128              0
     4.c
     d.  Loans and leases, net of unearned income,                                                           RCFD
         allowance, and reserve (item 4.a minus 4.b and 4.c)_________________________________________________ 2125      12,908,069
     4.d
5.   Trading assets (from Schedule RC-D)_____________________________________________________________________ 3545          37,301
     5.
6.   Premises and fixed assets (including capitalized leases)________________________________________________ 2145          97,749
     6.
7.   Other real estate owned (from Schedule RC-M)____________________________________________________________ 2150           1,624
     7.
8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)________________ 2130          12,664
     8.
9.   Customers' liability to this bank on acceptances outstanding____________________________________________ 2155         610,727
     9.
10.  Intangible assets (from Schedule RC-M)__________________________________________________________________ 2143          14,321
     10.
11.  Other assets (from Schedule RC-F)_______________________________________________________________________ 2160         165,262
     11.
12.  Total assets (sum of items 1 through 11)________________________________________________________________ 2170      19,635,324
     12.

-------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.








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

SUNTRUST BANK ATLANTA                                 Call Date:        12/31/98             State #:        130330        FFIEC
031
P.O. BOX 4418 CENTER 632                              Vendor ID:        D                     Cert #:        00867           RC-2
ATLANTA, GA 30302                                     Transit #:        61000104

SCHEDULE RC - CONTINUED
                                                                                                        Dollar Amounts in Thousands
LIABILITIES
13.  Deposits:
     a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E,                             RCON
         part I)____________________________________________________________________________ RCON               2200     7,177,865
         13.a
         (1) Noninterest-bearing (1)________________________________________________________ 6631  3,082,972
         13.a.1
         (2) Interest-bearing_______________________________________________________________ 6636  4,094,893
         13.a.2
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,                    RCFN
         part II)___________________________________________________________________________ RCFN               2200     3,530,204
         13.b
         (1) Noninterest-bearing____________________________________________________________ 6631          0
         13.b.1
         (2) Interest-bearing_______________________________________________________________ 6636  3,530,204   RCFD
         13.b.2
14.  Federal funds purchased and securities sold under agreements to repurchase_______________________________ 2800    4,245,132
     14
                                                                                                               RCON
15.  a.  Demand notes issued to the U.S. Treasury_____________________________________________________________  2840            0
     15.a
                                                                                                               RCFD
     b.  Trading liabilities (from Schedule RC-D)_____________________________________________________________  3548             0
     15.b
Otherborrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a.  With a remaining maturity of one year or less________________________________________________________  2332       302,623
     16.a
     b.  With a remaining maturity of more than one year through three years__________________________________  A547         2,559
     16.b
     c.  With a remaining maturity of more than three years___________________________________________________  A548         1,418
     16.c
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding_________________________________________________  2920       610,727
     18
19.  Subordinated notes and debentures(2)_____________________________________________________________________  3200       250,000
     19
20.  Other liabilities (from Schedule RC-G)___________________________________________________________________  2930     1,149,728
     20
21.  Total liabilities (sum of items 13 through 20)___________________________________________________________  2948    17,270,268
     21
22.  Not applicable
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus_____________________________________________________________ 3838             0
     23
24.  Common stock______________________________________________________________________________________________ 3230        21,601
     24
25.  Surplus (exclude all surplus related to preferred stock)__________________________________________________ 3839       703,406
     25
26.  a.  Undivided profits and capital reserves________________________________________________________________ 3632       598,887
     26.a
     b.  Net unrealized holding gains (losses) on available-for-sale securities________________________________ 8434     1,041,174
     26.b
27.  Cumulative foreign currency translation adjustments_______________________________________________________ 3284             0
     27
28.  Total equity capital (sum of items 23 through 27)_________________________________________________________ 3210     2,365,068
     28




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

29.  Total liabilities and equity capital (sum of items 21 and 28)_____________________________________________ 3300    19,635,324
     29
MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.   Indicate in the box at the right the number of the statement below that best describes the
     most comprehensive level of auditing work performed for the bank by independent external                RCFD           Number
                                                                                                             ----
     auditors as of any date during 1997___________________________________________________________________  6724             N/A
     M.1

1 =  Independent audit of the bank conducted in accor  with generally accepted auditing standards by a external auditors (may be required by state chartering public accounting firm which submits a report on the bank authority)

2 = Independent audit of the bank's parent holding c 5 = Review of the bank's financial statements by external conducted in accordance with generally accepted auditing auditors standards by a certified public accounting firm which 6 = Compilation of the bank's financial statements by submits a report on the consolidated holding company (but external auditors not on the bank separately) 7 = Other audit procedures (excluding tax preparation work)

3 = Directors' examination of the bank conducted in accordanc 8 = No external audit work with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 =  Review of the bank's financial statements by external auditors

6 =  Compilation of the bank's financial statements by external auditors

7 =  Other audit procedures (excluding tax preparation work)

8 =  No external audit work

--------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.
